THE PRUDENTIAL SERIES FUND

Natural Resources Portfolio

Supplement dated December 7, 2015 to the Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the Natural Resources Portfolio (the Portfolio), a series of The Prudential Series Fund (the Trust), and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved (i) replacing Jennison Associates, LLC as subadviser to the Portfolio with Allianz Global Investors U.S. LLC and (ii) changing the Portfolio’s broad-based securities market benchmark and secondary benchmark. These changes are expected to become effective on or about February 8, 2016.

To reflect this change, the Summary Prospectus is revised as follows, effective on or about February 8, 2016:

I.	The table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus is hereby replaced with the table set forth below:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares
Management Fees	0.45%	0.45%
Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
Administrative Fees	None	0.15%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.52%	0.92%
Fee Waiver and/or Expense Reimbursement	(0.01)%	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.51%	0.91%

(1) Prudential Investments LLC (PI or the Manager) has contractually agreed to waive 0.008% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

II.	The following table replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years
Natural Resources Portfolio Class I Shares	$52	$166	$290	$652
Natural Resources Portfolio Class II Shares	$93	$292	$508	$1,130

III.	The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the following:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of companies that are associated with natural resources, including those companies that are principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy or goods related to the Agriculture, Energy, Materials or Commodity-Related Industrials sectors. The Portfolio considers (i) the Agriculture sector to include products such as grain, vegetable oils, livestock and agricultural-type products such as coffee; (ii) the Energy sector to include products such as coal, natural gas, oil, alternative energy and electricity and energy storage; or companies which are substantially engaged in the sectors described above; (iii) the Materials sector to include products such as chemicals & fertilizers, constructions materials, industrial metal, precious metal, steel, minerals and paper products; and (iv) the Commodity-Related Industrials sector to include industrial firms that manufacture tools, equipment and goods used in the development and production of commodities or that maintain infrastructure used in their transportation.
Under normal conditions, the Portfolio’s portfolio manager seeks to allocate investments across a range of investment opportunities and businesses in the Agriculture, Energy, Materials and Commodity-Related Industrials sectors. The relative weightings of these sectors in the Portfolio may vary from time to time. The Portfolio expects to invest most of its assets in US and non-US common stocks. Under normal circumstances, the Portfolio will allocate its investments among securities of issuers located in at least eight different countries (which may include the US). The Portfolio may also invest in securities issued in initial public offerings (IPOs) and up to 10% of its net assets in securities issued by other investment companies, including exchange-traded funds. The Portfolio’s portfolio manager evaluates the relative attractiveness of individual commodity cycles, including supply-demand fundamentals, pricing outlook and impact on US and non-US macroeconomic indicators like inflation. In addition, the portfolio manager may consider forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that the portfolio manager believes is likely to offer the best investment opportunities. The portfolio manager seeks to evaluate the degree to which companies’ earnings are linked to commodity price changes, as well as companies’ fundamental value and prospects for growth. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Portfolio may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The Portfolio may write covered call options on a portion of the stocks held in its portfolio, a strategy that may generate gains from option premiums while potentially limiting the volatility of portfolio returns. The Portfolio may invest in forwards or derivatives such as options, futures contracts, or swap agreements.

IV.	The following replaces the last paragraph and the Index Table in the “PAST PERFORMANCE” section of the Summary Prospectus:

Note: The Natural Resources Portfolio changed its subadviser and changed its investment policies and strategy effective February 8, 2016. The annual returns prior to February 8, 2016 for the Portfolio reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser. The Portfolio no longer compares its performance to the Lipper VUF Natural Resources Funds Index because the Manager believes that the 60% MSCI World Energy/40% MSCI World Materials Index provides a more appropriate basis for performance comparisons in light of the Portfolio’s adoption of the new investment policies and strategies.

	1 Year	5 Years	10 Years	Since Class II Inception (4/28/05)
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-21.97%	0.53%	2.41%	3.75%
60% MSCI World Energy/40% MSCI World Materials (reflects no deduction for fees, expenses or taxes)	-17.50%	-0.57%	3.25%	4.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	5.21%	14.32%	7.84%	7.98%
Lipper VUF Natural Resources Funds Index (reflects no deduction for fees, expenses or taxes)	-24.74%	-3.35%	2.14%	4.28%

* Information as of October 31, 2015.

V.	The following table replaces the table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus:

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Allianz Global Investors U.S. LLC	Paul D. Strand, CFA	Director, Senior Research Analyst, and Portfolio Manager	February 2016

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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